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                                                                    Exhibit 10.3

                                 LSB CORPORATION
                      2006 STOCK OPTION AND INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT


Name of the Optionee:
                     -----------------------------------------------------------
Date of Grant:                              Number of Option Shares:
              --------------------------                            ------------

Expiration Date:[7 years from date of grant]

Option Exercise Price (Per Share):
                                  --------------


     Pursuant to the LSB Corporation 2006 Stock Option and Incentive Plan (the "Plan"), LSB Corporation (the "Company") hereby grants to the Optionee named above (which Optionee is a director, officer or full-time employee of the Company or one or more of the Company's Subsidiaries (hereinafter, a "Subsidiary") within the meaning of Sections 422(a)(2) and 424(e)-(g) of the Internal Revenue Code of 1986, as amended (the "Code")), as an incentive to promote the future success and growth of the Company, an option (this "Stock Option") to purchase on or prior to the Expiration Date specified above, all or any part of the number of shares of common stock, par value $0.10 per share ("Common Stock"), of the Company specified above (the "Option Shares"), at the Option Exercise Price per share specified above, subject to the terms and conditions set forth herein and in the Plan. All capitalized terms in this instrument that are not defined herein have the meanings given to them in the Plan. This Stock Option is intended to be a Non-Qualified Stock Option.


     1. Option Terms.

     (a) Except as set forth below, and subject to the determination of the Company in its sole discretion to accelerate the schedule on which this Stock Option shall


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LSB Corporation
Non-Qualified Stock Option Agreement

become exercisable hereunder due to other circumstances, this Stock Option shall be exercisable in accordance with the following schedule:


Percentage Option Shares                    Date Exercisable
------------------------                    ----------------

     (b) In the event of a Change in Control of the Company, as defined in
Section 5(f) of the Plan, this Stock Option shall immediately become exercisable in full, whether or not this Stock Option or any portion hereof is exercisable at such time.

     (c) This Stock Option shall continue to be exercisable at any time or times prior to the Expiration Date, subject to the provisions and limitations contained herein and in the Plan.

     2. Exercise of Stock Option.

     (a) The Optionee may exercise only those portions of this Stock Option that have become exercisable hereunder and only at the times permitted hereunder and under the Plan in the following manner. The Optionee shall give written notice (the "Notice") to the Option Committee of the Company (as defined in the Plan) of his or her election to purchase some or all of the shares purchasable at the time of the Notice. Said Notice shall specify the number of Option Shares to be purchased and shall be accompanied by (i)(A) payment therefore in cash or by check in an amount equal to the aggregate option price for the number of shares specified in the Notice (the "Total Option Price"), (B) actual or constructive transfer to the Company of nonforfeitable, nonrestricted shares of Common Stock of the Company having a fair market value, determined as provided in Section 5(d) of the Plan, equal to or less than the Total Option Price, plus cash or certified check in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock, or (C) a description of a

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LSB Corporation
Non-Qualified Stock Option Agreement

"cashless exercise" procedure acceptable to the Option Committee, whereby the Optionee shall deliver an order to a registered broker-dealer or equivalent third party to sell some or all of the Option Shares and to deliver enough of the proceeds of such sale to the Company to pay the Total Option Price and any applicable taxes required to be withheld upon such exercise of this Stock Option, and (ii) such agreement, statement or other evidence as the Company may require in order to satisfy itself that the issuance of the Option Shares being purchased pursuant to such exercise and any subsequent resale thereof will be in compliance with applicable laws and regulations, including without limitation all applicable federal and state securities and banking laws and regulations.

     (b) Certificates for the Option Shares so purchased will be issued to the Optionee upon compliance to the satisfaction of the Company with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Option Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed for any purpose to be the owner of any Option Shares subject to this Stock Option until such Option Shares shall have been issued in accordance with the foregoing provisions.

     (c) The minimum number of Option Shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, or such lesser number as is equal to the total number available at the time for purchase under this Stock Option.


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Non-Qualified Stock Option Agreement


     (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date (which date shall not be more than 7 years after the date hereof).

     3. Termination of Employment or Services.

     (a) This Stock Option, as to any unexercised portion hereof, shall terminate whenever the Optionee is for any reason no longer serving as a director or officer of, or employed by, the Company or a Subsidiary (other than by reason of the Optionee's death); provided, however, that any portion of this Stock Option that was exercisable as of the date of such termination may be exercised as to any shares not theretofore purchased for a period of 90 days following such termination date, except that if such termination of employment or services occurs by reason of the Optionee's death or the Optionee's becoming permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) or upon the Optionee's retirement after reaching Normal Retirement Age (as defined below), this Stock Option may be exercised (in the case of the Optionee's death, by his executors or administrators) as to any portion of this Stock Option that was exercisable as of the date of such termination and not theretofore purchased for a period of 12 months following such termination date.

     (b) Notwithstanding any provision to the contrary contained herein, if the Optionee's service to, or employment with, the Company or a Subsidiary is terminated by the Company or such Subsidiary for "cause" in accordance with the provisions of any applicable employment or other written agreement or, in the absence of any such agreement, if such termination occurs for "cause" in accordance with the applicable provisions of the by-laws of the Company or such Subsidiary, as the case may be, or if the Company's Board of Directors has otherwise determined that the Optionee has materially violated any obligation or covenant to the


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Non-Qualified Stock Option Agreement

Company or a Subsidiary that the Optionee was required to fulfill or satisfy, then this Stock Option shall terminate and the Optionee shall forfeit all of such portion of this Stock Option, if any, that remains unexercised as of the date of such termination or such determination as the case may be.

     (c) No Stock Option will confer upon the Optionee any right to continued employment by or performance of services for the Company or a Subsidiary, nor will it interfere in any way with the Optionee's right or the Company's right to terminate or to otherwise modify the terms of the Optionee's employment or services at any time.

     (d) For purposes of this Stock Option, "Normal Retirement Age" shall mean
(i) the age that constitutes "normal retirement age" under the SBERA Pension Plan of River Bank in effect at the time of termination from employment, or (ii) if no such plan is in effect at the time of employment termination, then the normal retirement age specified under such other defined benefit plan of the Company or a Subsidiary as may be in effect at the time of employment termination (or, in the event that more than one such plan is then in effect and such plans do not define normal retirement age identically, then the earliest such age), or (iii) if no SBERA Pension Plan or other defined benefit plan of the Company or a Subsidiary is in effect at the time of employment termination, then the normal retirement age specified under any individual account plan of the Company or a Subsidiary designed and intended to meet the qualification requirements of Code Section 401(a) and in effect at the time of employment termination (or, in the event that more than one such plan is then in effect and such plans do not define normal retirement age identically, then the earliest such age), or (iv) if no defined benefit plan or individual account plan of the Company or a Subsidiary is in effect at the time of employment termination, then the age of 65.


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Non-Qualified Stock Option Agreement


     4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan. A copy of the Plan is attached hereto and is incorporated herein in its entirety by reference.

     5. Transferability. Except as otherwise provided herein, this Stock Option is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee. Notwithstanding the preceding sentence of this Section 5, the Optionee may transfer this Stock Option to a member of the Immediate Family (as hereinafter defined) of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to the Optionee, the Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

     6. Adjustment Upon Changes in Capitalization.

     (a) The shares of capital stock covered by this Stock Option are shares of the Common Stock of the Company. If the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company after the date of this Stock Option, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares, and the per share exercise price of shares, subject to any unexercised portions of this Stock Option.

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Non-Qualified Stock Option Agreement

In the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the unexercised portion of this Stock Option immediately prior to such adjustment.

     (b) Adjustments under this Section 6 shall be made by the Option Committee of the Company and such determinations shall be conclusive.

     7. Effect of Certain Transactions. In the case of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation in which the Company is acquired by another entity or in which the Company is not the surviving corporation, or (iii) the sale of all or substantially all of the assets of the Company to another corporation, this Stock Option shall terminate as of the effective date of such dissolution, liquidation, reorganization, merger, consolidation or sale, unless provision is made in such transaction for the assumption of this Stock Option or the substitution of a new stock option for this Stock Option by the successor corporation or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise price, as provided in Section 6 above. In the event of any such termination, any unexercised portion of this Stock Option, whether or not then exercisable, shall be exercisable in full for at least 15 days prior to the date of such termination whether or not otherwise exercisable during such period; provided, however, that in no event shall this Stock Option be exercisable after the Expiration Date.

     8. Miscellaneous. Notice hereunder shall be mailed or delivered to the Company at its principal place of business, and shall be mailed or delivered to the Optionee at the address set


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Non-Qualified Stock Option Agreement


forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.



                                             LSB CORPORATION


                                             By:
                                                --------------------------------
                                                 Gerald T. Mulligan
                                                 President & CEO
                                             As Authorized Representative of the
                                             Plan's Option Committee



The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
      ------------------------------       -------------------------------------
                                           Optionee

                                           Optionee's address:

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